Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Annual equity grants to executive officers are generally made in January. The Compensation Committee or Board may also grant equity at other times for new hires, promotions, and retention. Neither the Committee nor the Board grants options in anticipation of material non-public information, and we do not time disclosures to affect the value of executive compensation. During 2025, we did not grant options to any NEO during any period beginning four business days before and ending one business day after the filing of any periodic report on Form 10-Q or 10-K, or the furnishing of any Form 8-K (other than a Form 8-K disclosing a material option grant under Item 5.02(e))
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false